UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2019

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4900 Tiedeman Road, 4th Floor; Brooklyn, OH	44144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 898-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item  1.01.              Entry into Material Definitive Agreement

The information set forth in Item 1.02 of this Form 8-K is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

As previously disclosed, on September 21, 2018, Victory Capital Holdings, Inc., a Delaware corporation (the “Company”), Harvest Volatility Management, LLC., a Delaware limited liability company (“Harvest”), the members of Harvest as listed on Annex A attached thereto, Curtis F. Brockelman, Jr. and LPC Harvest, LP, each solely in their joint capacity as Members’ Representative, entered into a Purchase Agreement (the “Harvest Purchase Agreement”), pursuant to which the Company agreed, subject to the satisfaction of the closing conditions, to purchase 100% of the outstanding equity interests of Harvest.  On April 22, 2019, the Company, Harvest, and the Members’ Representative entered into a Termination Agreement (the “Termination Agreement”) pursuant to which the parties mutually agreed to terminate the Harvest Purchase Agreement effective as of April 22, 2019. Subject to limited customary exceptions, the Termination Agreement also mutually releases the parties from any claims of liability to one another relating to the transactions contemplated under the Harvest Purchase Agreement.  Pursuant to the terms of the Harvest Purchase Agreement and the Termination Agreement, neither the Company nor Harvest will be responsible for any termination fees to the other party as a result of the termination of the Harvest Purchase Agreement.

The foregoing descriptions of the Harvest Purchase Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Harvest Purchase Agreement, which was previously filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission on September 27, 2018, and by reference to the full text of the Termination Agreement, a copy of which is attached hereto as Exhibit 2.1, each of which is incorporated herein by reference.

Item7.01.              Regulation F-D Disclosure

On April 22, 2019, the Company issued a press release announcing the termination of the Harvest Purchase Agreement and providing an update on the status of the Company’s pending acquisition of USAA Asset Management Company (including its Mutual Fund and ETF Businesses and 529 College Savings Plan) and USAA Transfer Agency Company.  A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Cautionary Statements Regarding Forward-Looking Statements

This document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include, without limitation, any statements preceded by, followed by or including words such as “target,” “believe,” “expect,” “aim,” “intend,” “may,” “anticipate,” “assume,” “budget,” “continue,” “estimate,” “future,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “will,” “can have,” “likely,” “should,” “would,” “could” and other words and terms of similar meaning or the negative thereof.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors beyond the Company’s control, as discussed in the Company’s filings with the SEC, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2018 Annual Report on Form 10-K, that could cause the Company’s actual results, performance or achievements to be materially different from the expected results, performance or achievements expressed or implied by such forward-looking statements.

Although it is not possible to identify all such risks and factors, they include, among others, the following: reductions in AUM based on investment performance, client withdrawals, difficult market conditions and other factors; the nature of the Company’s contracts and investment advisory agreements; the Company’s ability to maintain historical returns and sustain its historical growth; the Company’s dependence on third parties to market its strategies and provide products or services for the operation of its business; the Company’s ability to retain key investment professionals or members of its senior management team; the Company’s reliance on the technology systems supporting its operations; the Company’s ability to successfully acquire and integrate new companies; the concentration of the Company’s investments in long-only small- and mid-cap equity and U.S. clients; risks and uncertainties associated with non-U.S. investments; the Company’s efforts to establish and develop new teams and strategies; the ability of the Company’s investment teams to identify appropriate investment opportunities; the Company’s ability to limit employee misconduct; the Company’s ability to meet the guidelines set by its clients; the Company’s exposure to potential litigation (including administrative or tax proceedings) or regulatory actions; the Company’s ability to implement effective information and cyber security policies, procedures and capabilities; the Company’s substantial indebtedness; the potential impairment of the Company’s goodwill and intangible assets; disruption to the operations of third parties whose functions are integral to the Company’s ETF platform; the Company’s determination that the Company is not required to register as an “investment company” under the 1940 Act; the fluctuation of the Company’s expenses; the Company’s ability to respond to recent trends in the investment management industry; the level of regulation on investment management firms and the Company’s ability to respond to regulatory developments; the competitiveness of the investment management industry; the dual class structure of the Company’s common stock; the level of control over the Company retained by Crestview GP; the Company’s status as an emerging growth company and a controlled company; the inability to satisfy financial covenants under its existing debt agreement and committed debt financing; the inability to secure required consents, including the approval of shareholders of Seller funds and other clients; the inability to successfully close the Transaction and integrate the acquired business, and other risks and factors listed under “Risk Factors” and elsewhere in the Company’s filings with the SEC.

Such forward-looking statements are based on numerous assumptions regarding the Company’s present and future business strategies and the environment in which it will operate in the future. Any forward-looking statement made in this document speaks only as of the date hereof. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Item 9.01.             Financial Statements and Exhibits

Exhibit Number	Description

2.1

Termination Agreement, dated April 22, 2019, by and among Victory Capital Holdings, Inc., Harvest Volatility Management, LLC, and Curtis F. Brockelman, Jr. and LPC Harvest, LP, each solely in their joint capacity as Members’ Representative.

99.1	Press release, dated April 22, 2019, issued by Victory Capital Holdings, Inc.

EXHIBIT INDEX

Exhibit Number	Description

2.1

Termination Agreement, dated April 22, 2019, by and among Victory Capital Holdings, Inc., Harvest Volatility Management, LLC, and Curtis F. Brockelman, Jr. and LPC Harvest, LP, each solely in their joint capacity as Members’ Representative.

99.1	Press release, dated April 22, 2019, issued by Victory Capital Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Dated: April 22, 2019	By:	/s/ David C. Brown
Name: David C. Brown
Title: Chief Executive Officer and Chairman